 Exhibit 32.1
CEO CERTIFICATION OF ANNUAL REPORT
I, Mark A. Douglas, President, Chief Executive Officer, and Director of FMC Corporation (“the Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, based on my knowledge that:
(1)the Annual Report on Form 10-K of the Company for the year ended December 31, 2022 (the “Report”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and
(2)the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Dated: February 24, 2023

/s/ Mark A. Douglas

Mark A. Douglas
President, Chief Executive Officer, and Director